For period ending July 31, 2012
Exhibit 77(Q1)
File number 811-8764

FORM 10f-3FUND: PACE Intermediate Fixed Income Equity Investments
Name of Adviser or Sub-Adviser BlackRock Financial Management, Inc.
1.	Issuer: CIT Group Inc.
2.	Date of Purchase: May 1, 2012
3.  Date offering commenced: May 1, 2012
4.	Underwriters from whom purchased:  Merrill Lynch, Pierce,
Fenner & Smith Inc.
5.	Affiliated Underwriter managing or participating in
syndicate:  UBS Securities LLC
6.	Aggregate principal amount or number of shares
purchased: $400,000. This number represents the principal amount of $1,250,000,000 times the offering price.
7.	Aggregate principal amount or total number of shares of
offering: $1,250,000,000. This number represents the principal amount of $1,250,000,000 times the offering price.
8.	Purchase price (net of fees and expenses):  $100.00
9.	Initial public offering price:  $100.00
10.	Commission, spread or profit: 0.875%
11.  Have the following conditions been satisfied?	       YES	NO
a.	The securities are part of an issue registered
under the Securities Act of 1933 that is being offered to
the public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).	        X
b.	The securities were purchased prior to the end of
the first day of which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering was
terminated).	                                                X
c.	The securities were purchased at a price not
more than the price paid by each other purchaser in the
offering.	                                                X
d.	The underwriting was a firm commitment underwriting.	X
e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.		X
f.	The issuer of the securities and any predecessor
has been in continuous operation for not less than three
years.		                                                X
g.	The amount of such securities purchased the Fund
and all other accounts over which the Adviser (or
Sub-Adviser, if applicable) exercised investment discretion
did not exceed 25% of the principal amount of the offering.     X
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.		                        X
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:  /s/Artemis Brannigan			Date:  June 6, 2012
Print Name: Artemis Brannigan, Portfolio Compliance


For period ending July 31, 2012
Exhibit 77(Q1)
File number 811-8764

FORM 10f-3FUND: PACE Intermediate Fixed Income Equity Investments
Name of Adviser or Sub-Adviser BlackRock Financial Management, Inc.
1.	Issuer: AMGEN Inc.
2.	Date of Purchase: May 10, 2012
3.      Date offering commenced: May 10, 2012
4.	Underwriters from whom purchased:  Merrill Lynch,
Pierce, Fenner & Smith Inc.
5.	Affiliated Underwriter managing or participating in
syndicate:  UBS Securities LLC
6.	Aggregate principal amount or number of shares purchased:
$1,642,327.50. This number represents the principal amount of
$1,650,000,000 times the offering price.
7.	Aggregate principal amount or total number of shares of
offering: $746,512,500. This number represents the principal amount of $750,000,000 times the offering price.
8.	Purchase price (net of fees and expenses):  $99.535
9.	Initial public offering price:  $99.535
10.	Commission, spread or profit: 0.45%
11.     Have the following conditions been satisfied?	        YES	  NO
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).	         X
b.	The securities were purchased prior to the end of
the first day of which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering was
terminated).	                                                 X
c.	The securities were purchased at a price not more
than the price paid by each other purchaser in the offering.	 X
d.	The underwriting was a firm commitment underwriting.	 X
e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.		 X
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.	 X
g.	The amount of such securities purchased the Fund and
all other accounts over which the Adviser (or Sub-Adviser,
if applicable) exercised investment discretion did not exceed
25% of the principal amount of the offering. 		         X
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.		                         X
Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, Affiliated
Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:  /s/Artemis Brannigan			Date:  June 6, 2012
Print Name: Artemis Brannigan, Portfolio Compliance

For period ending July 31, 2012
Exhibit 77(Q1)
File number 811-8764

FORM 10f-3FUND: PACE Intermediate Fixed Income Equity Investments
Name of Adviser or Sub-Adviser BlackRock Financial Management, Inc.
1.	Issuer: BP Capital Markets PLC
2.	Date of Purchase: May 2, 2012
3.      Date offering commenced: May 2, 2012
4.	Underwriters from whom purchased:  Morgan Stanley & Co.
5.	Affiliated Underwriter managing or participating in
syndicate:  UBS Securities LLC
6.	Aggregate principal amount or number of shares purchased:
$1,100,000. This number represents the principal amount of $1,100,000 times the offering price.
7.	Aggregate principal amount or total number of shares of
offering: $1,750,000,000. This number represents the principal amount of $1,750,000,000 times the offering price.
8.	Purchase price (net of fees and expenses):  $100
9.	Initial public offering price:  $100
10.	Commission, spread or profit: 0.30%
11.  Have the following conditions been satisfied?	         YES	   NO
a.	The offering is subject to regulation by a foreign
financial regulatory authority.	                                  X
b.	The securities are offered at a fixed price to all
purchased in the offering (except for any rights that are
required by law to be granted to existing security holders).	  X
c.	Financial statements of the issuer, prepared and
audited in accordance with the standards of the appropriate
foreign financial regulator authority, for the two years prior
to the offering, are made available to prospective purchasers.	  X
d.	The issuer is a foreign government, a foreign national
or an entity organized under the laws of a foreign country.	  X
e.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day
preceding the day on which the offering terminated).		  X
f.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering or any concurrent offering (except for any rights to purchase required
by law to be grated to existing security holders).		  X
g.	The underwriting was a firm commitment underwriting.	  X
h.	The commission, spread or profit was reasonable and
fair in relation to that being received by   others for
underwriting similar securities during the same period.		  X
i.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.       X
j.	The amount of such securities purchased the Fund and
all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercised investment discretion did not exceed 25%
of the principal amount of the offering.		          X
k.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.		                          X
Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, Affiliated
Underwriter is defined as affiliates of the Adviser or
Sub-Adviser participating in a selling syndicate, as applicable.
Approved:  /s/Artemis Brannigan			Date:  June 6, 2012
Print Name: Artemis Brannigan, Portfolio Compliance

For period ending July 31, 2012
Exhibit 77(Q1)
File number 811-8764

FORM 10f-3FUND: PACE Intermediate Fixed Income Equity Investments
Name of Adviser or Sub-Adviser BlackRock Financial Management, Inc.
1.	Issuer: Hydro Quebec
2.	Date of Purchase: June 12, 2012
3.      Date offering commenced: June 12, 2012
4.	Underwriters from whom purchased:  RBC Capital Markets, LLC
5.	Affiliated Underwriter managing or participating in
syndicate:  UBS Securities LLC
6.	Aggregate principal amount or number of shares purchased:
$1,208,596.40. This number represents the principal amount of $1,210,000 times the offering price.
7.	Aggregate principal amount or total number of shares of offering:
$998,840,000. This number represents the principal amount of $1,000,000,000 times the offering price.
8.	Purchase price (net of fees and expenses):  $99.884
9.	Initial public offering price:  $99.884
10.	Commission, spread or profit: 0.175%
11.  Have the following conditions been satisfied?	          YES	    NO
a.	The offering is subject to regulation by a foreign
financial regulatory authority.	                                   X
b.	The securities are offered at a fixed price to all
purchased in the offering (except for any rights that are
required by law to be granted to existing security holders).	   X
c.	Financial statements of the issuer, prepared and audited
in accordance with the standards of the appropriate foreign
financial regulator authority, for the two years prior to the
offering, are made available to prospective purchasers.	           X
d.	The issuer is a foreign government, a foreign national
or an entity organized under the laws of a foreign country.	   X
e.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day
preceding the day on which the offering terminated).		   X
f.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering or any concurrent offering (except for any rights to purchase required
by law to be grated to existing security holders).		   X
g.	The underwriting was a firm commitment underwriting.	   X
h.	The commission, spread or profit was reasonable and
fair in relation to that being received by   others for
underwriting similar securities during the same period.		   X
i.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.	   X
j.	The amount of such securities purchased the Fund and all
other accounts over which the Adviser (or Sub-Adviser, if
applicable) exercised investment discretion did not exceed 25% of
the principal amount of the offering.		                   X
k.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.		                           X
Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:  /s/Artemis Brannigan			Date:  July 5, 2012
Print Name: Artemis Brannigan, Portfolio Compliance


For period ending July 31, 2012
Exhibit 77(Q1)
File number 811-8764

FORM 10f-3FUND: PACE International Fixed Income Securities Investments
Name of Adviser or Sub-Adviser Rogge Global Partners PLC
1.	Issuer: American Express Credit Corporation
2.	Date of Purchase: June 7, 2012
3.      Date offering commenced: June 7, 2012
4.	Underwriters from whom purchased:  Goldman Sachs
5.	Affiliated Underwriter managing or participating in
syndicate:  UBS Investment Bank
6.	Aggregate principal amount or number of shares
purchased:  US$1,749,650
7.	Aggregate principal amount or total number of shares of
offering: US$1,249,750,000
8.	Purchase price (net of fees and expenses):  US$99.98
9.	Initial public offering price:  US$99.98
10.	Commission, spread or profit: 0.25%		$4374
11.  Have the following conditions been satisfied?	          YES	   NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in
section 2(a)(16) of the 1940 Act).	                           X
b.	The securities were purchased prior to the end of the
first day of which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day
preceding the day on which the offering was terminated).	   X
c.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering.	           X
d.	The underwriting was a firm commitment underwriting.	   X
e.	The commission, spread or profit was reasonable and fair
in relation to that being received by others for underwriting
similar securities during the same period.		           X
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.	   X
g.	The amount of such securities purchased the Fund and all
other accounts over which the Adviser (or Sub-Adviser, if
applicable) exercised investment discretion did not exceed 25%
of the principal amount of the offering. 		           X
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.		                           X
Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, Affiliated
Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:  /s/Sukhjivan Singh			Date:  July 11, 2012
Print Name: Sukhjivan Singh, Compliance


For period ending July 31, 2012
Exhibit 77(Q1)
File number 811-8764

FORM 10f-3FUND: PACE International Fixed Income Securities Investments
Name of Adviser or Sub-Adviser Rogge Global Partners PLC
1.	Issuer: Occidential Petroleum Corporation
2.	Date of Purchase: June 19, 2012
3.      Date offering commenced: June 19, 2012
4.	Underwriters from whom purchased:  JP Morgan
5.	Affiliated Underwriter managing or participating in
syndicate:  UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:  US$299,754
7.	Aggregate principal amount or total number of shares of
offering: US$499,590,000
8.	Purchase price (net of fees and expenses):  US$99.918
9.	Initial public offering price:  US$99.918
10.	Commission, spread or profit: 0.25%		$749
11.  Have the following conditions been satisfied?	          YES	   NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in
section 2(a)(16) of the 1940 Act).	                           X
b.	The securities were purchased prior to the end of the
first day of which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day
preceding the day on which the offering was terminated).	   X
c.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering.	           X
d.	The underwriting was a firm commitment underwriting.	   X
e.	The commission, spread or profit was reasonable and fair
in relation to that being received by others for underwriting
similar securities during the same period.		           X
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.	   X
g.	The amount of such securities purchased the Fund and all
other accounts over which the Adviser (or Sub-Adviser, if
applicable) exercised investment discretion did not exceed 25%
of the principal amount of the offering. 		           X
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.		                           X
Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:  /s/Sukhjivan Singh			Date:  July 11, 2012
Print Name: Sukhjivan Singh, Compliance

For period ending July 31, 2012
Exhibit 77(Q1)
File number 811-8764

FORM 10f-3FUND: PACE International Fixed Income Securities Investments
Name of Adviser or Sub-Adviser Rogge Global Partners PLC
1.	Issuer: Comcast
2.	Date of Purchase: June 26, 2012
3.      Date offering commenced: June 26, 2012
4.	Underwriters from whom purchased:  Wells Fargo Securities Intl
5.	Affiliated Underwriter managing or participating in
syndicate:  UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:
US$1,348,839
7.	Aggregate principal amount or total number of shares of offering:
US$999,140,000
8.	Purchase price (net of fees and expenses):  US$99.914
9.	Initial public offering price:  US$99.914
10.	Commission, spread or profit: 0.25%		$3372
11.  Have the following conditions been satisfied?	           YES	    NO
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in
section 2(a)(16) of the 1940 Act).	                            X
b.	The securities were purchased prior to the end of the
first day of which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day
preceding the day on which the offering was terminated).	    X
c.	The securities were purchased at a price not more than the
price paid by each other purchaser in the offering.	            X
d.	The underwriting was a firm commitment underwriting.	    X
e.	The commission, spread or profit was reasonable and fair
in relation to that being received by others for underwriting
similar securities during the same period.		            X
f.	The issuer of the securities and any predecessor has been
in continuous operation for not less than three years.		    X
g.	The amount of such securities purchased the Fund and all
other accounts over which the Adviser (or Sub-Adviser, if
applicable) exercised investment discretion did not exceed 25% of
the principal amount of the offering. 		                    X
h.	No Affiliated Underwriter benefited directly or indirectly
from the purchase.		                                    X
Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:  /s/Sukhjivan Singh			Date:  July 11, 2012
Print Name: Sukhjivan Singh, Compliance


For period ending July 31, 2012
Exhibit 77(Q1)
File number 811-8764

FORM 10f-3FUND: PACE Alternative Strategies Investments
Name of Adviser or Sub-Adviser Goldman Sachs Asset Management, L.P.
1.	Issuer: Energy Transfer Partners
2.	Date of Purchase: January 9, 2012
3.      Date offering commenced: January 9, 2012
4.	Underwriters from whom purchased:  JP Morgan Securities
5.	Affiliated Underwriter managing or participating in
syndicate:  Goldman Sachs & Co.
6.	Aggregate principal amount or number of shares
purchased:  $99,758.00
7.	Aggregate principal amount or total number of shares of
offering: $997,580,000.00
8.	Purchase price (net of fees and expenses):  US$99.758
9.	Initial public offering price:  US$99.758
10.	Commission, spread or profit: 0.65%
11.  Have the following conditions been satisfied?	          YES	   NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in
section 2(a)(16) of the 1940 Act).	                           X
b.	The securities were purchased prior to the end of the
first day of which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day
preceding the day on which the offering was terminated).	   X
c.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering.	           X
d.	The underwriting was a firm commitment underwriting.	   X
e.	The commission, spread or profit was reasonable and fair
in relation to that being received by others for underwriting
similar securities during the same period.		           X
f.	The issuer of the securities and any predecessor has been
in continuous operation for not less than three years.		   X
g.	The amount of such securities purchased the Fund and all
other accounts over which the Adviser (or Sub-Adviser, if
applicable) exercised investment discretion did not exceed 25%
of the principal amount of the offering. 		           X
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.		                           X
Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:  /s/Michael Swell			Date:  February 27, 2012
Print Name: Michael Swell

For period ending July 31, 2012
Exhibit 77(Q1)
File number 811-8764

FORM 10f-3FUND: PACE Intermediate Fixed Income Equity Investments
Name of Adviser or Sub-Adviser BlackRock Financial Management, Inc.
1.	Issuer: KFW Group (Kreditanstalt fur Wiedersaufbau)
2.	Date of Purchase: January 19, 2012
3.      Date offering commenced: January 19, 2012
4.	Underwriters from whom purchased:  Deutsche Bank Securities Inc.
5.	Affiliated Underwriter managing or participating in
syndicate:  UBS Limited
6.	Aggregate principal amount or number of shares purchased:
$6,053,637. This number represents the principal amount of
$6,050,000 times the offering price.
7.	Aggregate principal amount or total number of shares of
offering: $2,996,850.00. This number represents the principal amount of $3,000,000,000 times the offering price.
8.	Purchase price (net of fees and expenses):  $99.895
9.	Initial public offering price:  $99.895
10.	Commission, spread or profit: 0.175%
11.  Have the following conditions been satisfied?	         YES	  NO
a.	The offering is subject to regulation by a foreign
financial regulatory authority.	                                  X
b.	The securities are offered at a fixed price to all
purchased in the offering (except for any rights that are
required by law to be granted to existing security holders).	  X
c.	Financial statements of the issuer, prepared and audited
in accordance with the standards of the appropriate foreign
financial regulator authority, for the two years prior to the
offering, are made available to prospective purchasers.	          X
d.	The issuer is a foreign government, a foreign national
or an entity organized under the laws of a foreign country.	  X
e.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day
preceding the day on which the offering terminated).		  X
f.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering or any concurrent offering (except for any rights to purchase required
by law to be grated to existing security holders).		  X
g.	The underwriting was a firm commitment underwriting.      X
h.	The commission, spread or profit was reasonable and fair
in relation to that being received by others for underwriting
similar securities during the same period.		          X
i.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.	  X
j.	The amount of such securities purchased the Fund and all
other accounts over which the Adviser (or Sub-Adviser, if
applicable) exercised investment discretion did not exceed 25%
of the principal amount of the offering.		          X
k.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.		                          X
Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:  /s/Artemis Brannigan			Date:  February 8, 2012
Print Name: Artemis Brannigan, Portfolio Compliance


For period ending July 31, 2012
Exhibit 77(Q1)
File number 811-8764

FORM 10f-3FUND: PACE Intermediate Fixed Income Equity Investments
Name of Adviser or Sub-Adviser BlackRock Financial Management, Inc.
1.	Issuer: Metlife Global Funding Inc. I
2.	Date of Purchase: January 4, 2012
3.      Date offering commenced: January 4, 2012
4.	Underwriters from whom purchased:  Deutsche Bank Securities Inc.
5.	Affiliated Underwriter managing or participating in
syndicate:  UBS Securities LLC
6.	Aggregate principal amount or number of shares
purchased:  $2,195,930. This number represents the principal amount of $2,200,000 times the offering price.
7.	Aggregate principal amount or total number of shares of
offering: $748,612,500. This number represents the principal amount of $750,000,000 times the offering price.
8.	Purchase price (net of fees and expenses):  $99.815
9.	Initial public offering price:  $99.815
10.	Commission, spread or profit: 0.250%
11.  Have the following conditions been satisfied?	         YES	  NO
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of 1933,
Rule 144A or Regulation D.	                                  X
b.	The securities are sold to persons reasonably believed
to be qualified institutional buyers (QIBSs).	                  X
c.	The securities are reasonably believed to be eligible
for resale to other QIB.	                                  X
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day
preceding the day on which the offering terminated).	          X
e.	The commission, spread or profit was reasonable and fair
in relation to that being received by others for underwriting
similar securities during the same period.		          X
f.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering or any concurrent offering (except for any rights to purchase required
by law to be grated to existing security holders).		  X
g.	The commission, spread or profit was reasonable and fair
in relation to that being received by   others for underwriting
similar securities during the same period.		          X
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.	  X
i.	The amount of such securities purchased the Fund and
all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercised investment discretion did not exceed 25%
of the principal amount of the offering.		          X
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.		                          X
Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, Affiliated
Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:  /s/Artemis Brannigan			Date:  February 8, 2012
Print Name: Artemis Brannigan, Portfolio Compliance


For period ending July 31, 2012
Exhibit 77(Q1)
File number 811-8764

FORM 10f-3FUND: PACE Intermediate Fixed Income Equity Investments
Name of Adviser or Sub-Adviser BlackRock Financial Management, Inc.
1.	Issuer: Federal Home Loan Mortgage Corporation (Freddie Mac)
2.	Date of Purchase: January 12, 2012
3.      Date offering commenced: January 12, 2012
4.	Underwriters from whom purchased:  Citigroup Global Markets Inc.
5.	Affiliated Underwriter managing or participating in
syndicate:  UBS Securities LLC
6.	Aggregate principal amount or number of shares purchased:
$6,327,956. This number represents the principal amount of $6,365,000 times the offering price.
7.	Aggregate principal amount or total number of shares of
offering: $6,959,260,000. This number represents the principal amount of $7,000,000 times the offering price.
8.	Purchase price (net of fees and expenses):  $99.418
9.	Initial public offering price:  $99.418
10.	Commission, spread or profit: 0.15%
11.  Have the following conditions been satisfied?	         YES      NO
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in
section 2(a)(16) of the 1940 Act).	                          X
b.	The securities were purchased prior to the end of the
first day of which any sales are made (or, if a rights
offering, the securities were purchased on or before the fourth
day preceding the day on which the offering was terminated).	  X
c.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering.	          X
d.	The underwriting was a firm commitment underwriting.	  X
e.	The commission, spread or profit was reasonable and fair
in relation to that being received by others for underwriting
similar securities during the same period.		          X
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.	  X
g.	The amount of such securities purchased the Fund and all
other accounts over which the Adviser (or Sub-Adviser, if
applicable) exercised investment discretion did not exceed 25%
of the principal amount of the offering. 		          X
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.		                          X
Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:  /s/Artemis Brannigan			Date:  February 8, 2012
Print Name: Artemis Brannigan, Portfolio Compliance

For period ending July 31, 2012
Exhibit 77(Q1)
File number 811-8764

FORM 10f-3FUND: PACE Intermediate Fixed Income Equity Investments
Name of Adviser or Sub-Adviser BlackRock Financial Management, Inc.
1.	Issuer: CIT Group Inc.
2.	Date of Purchase: February 2, 2012
3.      Date offering commenced: February 2, 2012
4.	Underwriters from whom purchased:  J.P. Morgan Securities LLC
5.	Affiliated Underwriter managing or participating in
syndicate:  UBS Securities LLC
6.	Aggregate principal amount or number of shares
purchased:  $690,000. This number represents the principal amount of $690,000 times the offering price.
7.	Aggregate principal amount or total number of shares of
offering: $1,500,000,000. This number represents the principal amount of $1,5000,000,000 times the offering price.
8.	Purchase price (net of fees and expenses):  $100.00
9.	Initial public offering price:  $100.00
10.	Commission, spread or profit: 1.00%
11.  Have the following conditions been satisfied?	         YES	  NO
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of 1933,
Rule 144A or Regulation D.	                                  X
b.	The securities are sold to persons reasonably believed
to be qualified institutional buyers (QIBSs).	                  X
c.	The securities are reasonably believed to be eligible
for resale to other QIB.	                                  X
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day
preceding the day on which the offering terminated).	          X
e.	The commission, spread or profit was reasonable and fair
in relation to that being received by others for underwriting
similar securities during the same period.		          X
f.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering or any concurrent offering (except for any rights to purchase required
by law to be grated to existing security holders).		  X
g.	The commission, spread or profit was reasonable and fair
in relation to that being received by   others for underwriting
similar securities during the same period.		          X
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.	  X
i.	The amount of such securities purchased the Fund and all
other accounts over which the Adviser (or Sub-Adviser, if
applicable) exercised investment discretion did not exceed 25%
of the principal amount of the offering.		          X
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.		                          X
Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:  /s/Artemis Brannigan			Date:  March 9, 2012
Print Name: Artemis Brannigan, Portfolio Compliance

For period ending July 31, 2012
Exhibit 77(Q1)
File number 811-8764

FORM 10f-3FUND: PACE Intermediate Fixed Income Equity Investments
Name of Adviser or Sub-Adviser BlackRock Financial Management, Inc.
1.	Issuer: Wells Fargo & Company
2.	Date of Purchase: March 1, 2012
3.      Date offering commenced: March 1, 2012
4.	Underwriters from whom purchased:  Wells Fargo Sec
urities LLC
5.	Affiliated Underwriter managing or participating in
syndicate:  UBS Securities LLC
6.	Aggregate principal amount or number of shares
purchased:  $364,204.30. This number represents the principal amount of $6,365,000 times the offering price.
7.	Aggregate principal amount or total number of shares
of offering: $2,494,550,000. This number represents the principal amount of $2,500,000,000 times the offering price.
8.	Purchase price (net of fees and expenses):  $99.782
9.	Initial public offering price:  $99.782
10.	Commission, spread or profit: 0.45%
11.  Have the following conditions been satisfied?	         YES     NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in
section 2(a)(16) of the 1940 Act).	                          X
b.	The securities were purchased prior to the end of the
first day of which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day
preceding the day on which the offering was terminated).	  X
c.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering.	          X
d.	The underwriting was a firm commitment underwriting.	  X
e.	The commission, spread or profit was reasonable and fair
in relation to that being received by others for underwriting
similar securities during the same period.		          X
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.	  X
g.	The amount of such securities purchased the Fund and all
other accounts over which the Adviser (or Sub-Adviser, if
applicable) exercised investment discretion did not exceed 25%
of the principal amount of the offering. 		          X
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.		                          X
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser
participating in a selling syndicate, as applicable.
Approved:  /s/Artemis Brannigan			Date:  April 9, 2012
Print Name: Artemis Brannigan, Portfolio Compliance


For period ending July 31, 2012
Exhibit 77(Q1)
File number 811-8764

FORM 10f-3FUND: PACE Intermediate Fixed Income Equity Investments
Name of Adviser or Sub-Adviser BlackRock Financial Management, Inc.
1.	Issuer: Unitedhealth Group Inc.
2.	Date of Purchase: March 5, 2012
3.      Date offering commenced: March 5, 2012
4.	Underwriters from whom purchased:  Merrill, Lynch, Pierce,
Fenner & Smith Inc.
5.	Affiliated Underwriter managing or participating in
syndicate:  UBS Securities LLC
6.	Aggregate principal amount or number of shares purchased:
$749,790.50. This number represents the principal amount of $755,000 times the offering price.
7.	Aggregate principal amount or total number of shares of
offering: $595,860,000. This number represents the principal amount of $600,000,000 times the offering price.
8.	Purchase price (net of fees and expenses):  $99.310
9.	Initial public offering price:  $99.310
10.	Commission, spread or profit: 0.45%
11.  Have the following conditions been satisfied?	          YES	   NO
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in
section 2(a)(16) of the 1940 Act).	                           X
b.	The securities were purchased prior to the end of the
first day of which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day
preceding the day on which the offering was terminated).	   X
c.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering.	           X
d.	The underwriting was a firm commitment underwriting.	   X
e.	The commission, spread or profit was reasonable and fair
in relation to that being received by others for underwriting
similar securities during the same period.		           X
f.	The issuer of the securities and any predecessor has been
in continuous operation for not less than three years.		   X
g.	The amount of such securities purchased the Fund and all
other accounts over which the Adviser (or Sub-Adviser, if
applicable) exercised investment discretion did not exceed 25%
of the principal amount of the offering. 		           X
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.		                           X
Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:  /s/Artemis Brannigan			Date:  April 9, 2012
Print Name: Artemis Brannigan, Portfolio Compliance

For period ending July 31, 2012
Exhibit 77(Q1)
File number 811-8764

FORM 10f-3FUND: PACE Intermediate Fixed Income Equity Investments
Name of Adviser or Sub-Adviser BlackRock Financial Management, Inc.
1.	Issuer: DirecTV Holdings LLC/DirecTV Financing Co.
2.	Date of Purchase: March 5, 2012
3.      Date offering commenced: March 5, 2012
4.	Underwriters from whom purchased:  Merrill, Lynch, Pierce,
Fenner & Smith Inc.
5.	Affiliated Underwriter managing or participating in
syndicate:  UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:
$1,974,170.50. This number represents the principal amount of
$1,975,000 times the offering price.
7.	Aggregate principal amount or total number of shares of offering:
$1,499,370,000. This number represents the principal amount of
$1,500,000,000 times the offering price.
8.	Purchase price (net of fees and expenses):  $99.958
9.	Initial public offering price:  $99.958
10.	Commission, spread or profit: 0.45%
11.  Have the following conditions been satisfied?	          YES	  NO
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of 1933,
Rule 144A or Regulation D.	                                   X
b.	The securities are sold to persons reasonably believed
to be qualified institutional buyers (QIBSs).	                   X
c.	The securities are reasonably believed to be eligible for
resale to other QIB.	                                           X
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day
preceding the day on which the offering terminated).	           X
e.	The commission, spread or profit was reasonable and fair
in relation to that being received by others for underwriting
similar securities during the same period.		           X
f.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering or any concurrent offering (except for any rights to purchase required
by law to be grated to existing security holders).		   X
g.	The commission, spread or profit was reasonable and fair
in relation to that being received by   others for underwriting
similar securities during the same period.		           X
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.	   X
i.	The amount of such securities purchased the Fund and all
other accounts over which the Adviser (or Sub-Adviser, if
applicable) exercised investment discretion did not exceed 25%
of the principal amount of the offering.		           X
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.		                           X
Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:  /s/Artemis Brannigan			Date:  April 9, 2012
Print Name: Artemis Brannigan, Portfolio Compliance


For period ending July 31, 2012
Exhibit 77(Q1)
File number 811-8764

FORM 10f-3FUND: PACE Intermediate Fixed Income Equity Investments
Name of Adviser or Sub-Adviser BlackRock Financial Management, Inc.
1.	Issuer: Phillips 66
2.	Date of Purchase: March 7, 2012
3.      Date offering commenced: March 7, 2012
4.	Underwriters from whom purchased:  Credit Suisse Securities
(USA) LLC
5.	Affiliated Underwriter managing or participating in
syndicate:  PNC Capital Markets LLC
6.	Aggregate principal amount or number of shares purchased:
$679,877.60. This number represents the principal amount of
$680,000 times the offering price.
7.	Aggregate principal amount or total number of shares of
offering: $1,499,730,000. This number represents the principal amount of $1,500,000,000 times the offering price.
8.	Purchase price (net of fees and expenses):  $99.982
9.	Initial public offering price:  $99.982
10.	Commission, spread or profit: 0.475%
11.  Have the following conditions been satisfied?	          YES	  NO
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of 1933,
Rule 144A or Regulation D.	                                   X
b.	The securities are sold to persons reasonably believed
to be qualified institutional buyers (QIBSs).	                   X
c.	The securities are reasonably believed to be eligible for
resale to other QIB.	                                           X
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day
preceding the day on which the offering terminated).	           X
e.	The commission, spread or profit was reasonable and fair
in relation to that being received by others for underwriting
similar securities during the same period.		           X
f.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering or any concurrent offering (except for any rights to purchase required
by law to be grated to existing security holders).		   X
g.	The commission, spread or profit was reasonable and fair
in relation to that being received by   others for underwriting
similar securities during the same period.		           X
h.	The issuer of the securities and any predecessor has been
in continuous operation for not less than three years.		   X
i.	The amount of such securities purchased the Fund and all
other accounts over which the Adviser (or Sub-Adviser, if
applicable) exercised investment discretion did not exceed 25%
of the principal amount of the offering.		           X
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.		                           X
Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:  /s/Artemis Brannigan			Date:  April 9, 2012
Print Name: Artemis Brannigan, Portfolio Compliance

For period ending July 31, 2012
Exhibit 77(Q1)
File number 811-8764

FORM 10f-3FUND: PACE Intermediate Fixed Income Equity Investments
Name of Adviser or Sub-Adviser BlackRock Financial Management, Inc.
1.	Issuer: CIT Group Inc.
2.	Date of Purchase: March 12, 2012
3.  Date offering commenced: March 12, 2012
4.	Underwriters from whom purchased:  Morgan Stanley & Co LLC
5.	Affiliated Underwriter managing or participating in
syndicate:  UBS Securities LLC
6.	Aggregate principal amount or number of shares purchased:
$855,000. This number represents the principal amount of $855,000 times the offering price.
7.	Aggregate principal amount or total number of shares of
offering: $1,500,000,000. This number represents the principal amount of $2,500,000,000 times the offering price.
8.	Purchase price (net of fees and expenses):  $100.00
9.	Initial public offering price:  $100.00
10.	Commission, spread or profit: 1.00%
11.  Have the following conditions been satisfied?	          YES	  NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section
2(a)(16) of the 1940 Act).	                                   X
b.	The securities were purchased prior to the end of the
first day of which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day
preceding the day on which the offering was terminated).	   X
c.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering.	           X
d.	The underwriting was a firm commitment underwriting.	   X
e.	The commission, spread or profit was reasonable and fair
in relation to that being received by others for underwriting
similar securities during the same period.		           X
f.	The issuer of the securities and any predecessor has been
in continuous operation for not less than three years.		   X
g.	The amount of such securities purchased the Fund and all
other accounts over which the Adviser (or Sub-Adviser, if
applicable) exercised investment discretion did not exceed 25%
of the principal amount of the offering. 		           X
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.		                           X
Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, Affiliated
Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:  /s/Artemis Brannigan			Date:  April 9, 2012
Print Name: Artemis Brannigan, Portfolio Compliance

For period ending July 31, 2012
Exhibit 77(Q1)
File number 811-8764

FORM 10f-3FUND: PACE Intermediate Fixed Income Equity Investments
Name of Adviser or Sub-Adviser BlackRock Financial Management, Inc.
1.	Issuer: Plains All American Pipeline LP
2.	Date of Purchase: March 13, 2012
3.      Date offering commenced: March 13, 2012
4.	Underwriters from whom purchased:  J.P. Morgan Securities LLC
5.	Affiliated Underwriter managing or participating in
syndicate:  PNC Capital Markets LLC; UBS Securities LLC
6.	Aggregate principal amount or number of shares
purchased:  $344,389.35. This number represents the principal amount of $345,000 times the offering price.
7.	Aggregate principal amount or total number of shares of
offering: $748,672,500. This number represents the principal amount of $750,000,000 times the offering price.
8.	Purchase price (net of fees and expenses):  $99.823
9.	Initial public offering price:  $99.823
10.	Commission, spread or profit: 0.65%
11.  Have the following conditions been satisfied?	          YES	   NO
i.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section
2(a)(16) of the 1940 Act).	                                   X
j.	The securities were purchased prior to the end of the
first day of which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day
preceding the day on which the offering was terminated).	   X
k.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering.	           X
l.	The underwriting was a firm commitment underwriting.	   X
m.	The commission, spread or profit was reasonable and fair
in relation to that being received by others for underwriting
similar securities during the same period.		           X
n.	The issuer of the securities and any predecessor has been
in continuous operation for not less than three years.		   X
o.	The amount of such securities purchased the Fund and all
other accounts over which the Adviser (or Sub-Adviser, if
applicable) exercised investment discretion did not exceed 25% of
the principal amount of the offering. 		                   X
p.	No Affiliated Underwriter benefited directly or indirectly
from the purchase.		                                   X
Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, Affiliated
Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:  /s/Artemis Brannigan			Date:  April 9, 2012
Print Name: Artemis Brannigan, Portfolio Compliance

For period ending July 31, 2012
Exhibit 77(Q1)
File number 811-8764

FORM 10f-3FUND: PACE Intermediate Fixed Income Equity Investments
Name of Adviser or Sub-Adviser BlackRock Financial Management, Inc.
1.	Issuer: HSBC Holdings PLC
2.	Date of Purchase: March 27, 2012
3.      Date offering commenced: March 27, 2012
4.	Underwriters from whom purchased:  HSBC Securities (USA) Inc.
5.	Affiliated Underwriter managing or participating in
syndicate:  UBS Securities LLC
6.	Aggregate principal amount or number of shares purchased:
$457,000.80. This number represents the principal amount of
$460,000 times the offering price.
7.	Aggregate principal amount or total number of shares of
offering: $1,986,960,00. This number represents the principal amount of $2,000,000,000 times the offering price.
8.	Purchase price (net of fees and expenses):  $99.348
9.	Initial public offering price:  $99.348
10.	Commission, spread or profit: 0.4%
11.  Have the following conditions been satisfied?	          YES	   NO
a.	The offering is subject to regulation by a foreign
financial regulatory authority.	                                   X
b.	The securities are offered at a fixed price to all
purchased in the offering (except for any rights that are
required by law to be granted to existing security holders).	   X
c.	Financial statements of the issuer, prepared and audited
in accordance with the standards of the appropriate foreign
financial regulator authority, for the two years prior to the
offering, are made available to prospective purchasers.	           X
d.	The issuer is a foreign government, a foreign national or
an entity organized under the laws of a foreign country.	   X
e.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day
preceding the day on which the offering terminated).		   X
f.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering or any concurrent offering (except for any rights to purchase required
by law to be grated to existing security holders).		   X
g.	The underwriting was a firm commitment underwriting.       X
h.	The commission, spread or profit was reasonable and fair
in relation to that being received by others for underwriting
similar securities during the same period.		           X
i.	The issuer of the securities and any predecessor has been
in continuous operation for not less than three years.             X
j.	The amount of such securities purchased the Fund and all
other accounts over which the Adviser (or Sub-Adviser, if
applicable) exercised investment discretion did not exceed 25% of
the principal amount of the offering.		                   X
k.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.		                           X
Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, Affiliated
Underwriter is defined as affiliates of the Adviser or
Sub-Adviser participating in a selling syndicate, as applicable.
Approved:  /s/Artemis Brannigan			Date:  April 9, 2012
Print Name: Artemis Brannigan, Portfolio Compliance

For period ending July 31, 2012
Exhibit 77(Q1)
File number 811-8764

FORM 10f-3FUND: PACE International Fixed Income Equity Investments
Name of Adviser or Sub-Adviser Rogge Global Partners Plc
1.	Issuer: Boeing Capital Corporation
2.	Date of Purchase: July 28, 2011	3.  Date offering
commenced: July 28, 2011
4.	Underwriters from whom purchased: Deutsche Bank
5.	Affiliated Underwriter managing or participating in
syndicate:  UBS Securities LLC
6.	Aggregate principal amount or number of shares
purchased:  450,000 bonds
7.	Aggregate principal amount or total number of shares of
offering: US$499,710,000
8.	Purchase price (net of fees and expenses):  $99.942
9.	Initial public offering price:  $99.942
10.	Commission, spread or profit: 0.25%		$1000
11.  Have the following conditions been satisfied?	         YES	 NO
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in
section 2(a)(16) of the 1940 Act).	                          X
b.	The securities were purchased prior to the end of the
first day of which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day
preceding the day on which the offering was terminated).	  X
c.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering.	          X
d.	The underwriting was a firm commitment underwriting.	  X
e.	The commission, spread or profit was reasonable and fair
in relation to that being received by others for underwriting
similar securities during the same period.		          X
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.	  X
g.	The amount of such securities purchased the Fund and
all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercised investment discretion did not exceed 25%
of the principal amount of the offering. 		          X
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.		                          X
Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:  /s/Sukhjivan Singh			Date:  April 16, 2012
Print Name: Sukhjivan Singh, Compliance


For period ending July 31, 2012
Exhibit 77(Q1)
File number 811-8764

FORM 10f-3FUND: PACE International Fixed Income Equity Investments
Name of Adviser or Sub-Adviser Rogge Global Partners Plc
1.	Issuer: CIT Group Inc.
2.	Date of Purchase: February 2, 2012
3.      Date offering commenced: February 2, 2012
4.	Underwriters from whom purchased: JP Morgan
5.	Affiliated Underwriter managing or participating in
syndicate:  UBS Investment Bank
6.	Aggregate principal amount or number of shares
purchased:  450,000 bonds
7.	Aggregate principal amount or total number of shares
of offering: US$1,500,000,000
8.	Purchase price (net of fees and expenses):  US$100
9.	Initial public offering price:  US$100
10.	Commission, spread or profit: 0.25%		$1125
11.  Have the following conditions been satisfied?	       YES	NO
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).	        X
b.	The securities were purchased prior to the end of the
first day of which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering was
terminated).	                                                X
c.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering.	        X
d.	The underwriting was a firm commitment underwriting.	X
e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.		X
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.	X
g.	The amount of such securities purchased the Fund and
all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercised investment discretion did not exceed 25%
of the principal amount of the offering. 		        X
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.		                        X
Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:  /s/Sukhjivan Singh			Date:  April 16, 2012
Print Name: Sukhjivan Singh, Compliance

For period ending July 31, 2012
Exhibit 77(Q1)
File number 811-8764

FORM 10f-3FUND: PACE International Fixed Income Equity Investments
Name of Adviser or Sub-Adviser Rogge Global Partners Plc
1.	Issuer: ABB Finance B.V.
2.	Date of Purchase: March 19, 2012
3.      Date offering commenced: March 19, 2012
4.	Underwriters from whom purchased: Barclays Bank Plc
5.	Affiliated Underwriter managing or participating in
syndicate:  UBS Investment Bank
6.	Aggregate principal amount or number of shares
purchased:  300,000 bonds
7.	Aggregate principal amount or total number of shares of
offering: EUR1,238,125,000
8.	Purchase price (net of fees and expenses):  EUR99.05
9.	Initial public offering price:  EUR99.05
10.	Commission, spread or profit: 0.25%		$900
11.  Have the following conditions been satisfied?	       YES	NO
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities (as
defined in section 2(a)(16) of the 1940 Act).	                X
b.	The securities were purchased prior to the end of the
first day of which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering was
terminated).	                                                X
c.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering.	        X
d.	The underwriting was a firm commitment underwriting.	X
e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.		X
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.	X
g.	The amount of such securities purchased the Fund and
all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercised investment discretion did not exceed 25%
of the principal amount of the offering. 		        X
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.		                        X
Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:  /s/Sukhjivan Singh			Date:  April 16, 2012
Print Name: Sukhjivan Singh, Compliance


For period ending July 31, 2012
Exhibit 77(Q1)
File number 811-8764

FORM 10f-3FUND: PACE International Fixed Income Equity Investments
Name of Adviser or Sub-Adviser Rogge Global Partners Plc
1.	Issuer: BHP Billition Finance (USA) Limited
2.	Date of Purchase: February 21, 2012
3.      Date offering commenced: February 21, 2012
4.	Underwriters from whom purchased: Barclays Bank Plc
5.	Affiliated Underwriter managing or participating in
syndicate:  UBS Securities LLC
6.	Aggregate principal amount or number of shares
purchased:  3,750,000 bonds
7.	Aggregate principal amount or total number of shares of
offering: US$997,910,00
8.	Purchase price (net of fees and expenses):  US$99.791
9.	Initial public offering price:  US$99.791
10.	Commission, spread or profit: 0.25%		$9355
11.  Have the following conditions been satisfied?	       YES	NO
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities (as
defined in section 2(a)(16) of the 1940 Act).	                X
b.	The securities were purchased prior to the end of the
first day of which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering was
terminated).	                                                X
c.	The securities were purchased at a price not more
than the price paid by each other purchaser in the offering.	X
d.	The underwriting was a firm commitment underwriting.	X
e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.		X
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.	X
g.	The amount of such securities purchased the Fund and
all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercised investment discretion did not exceed 25%
of the principal amount of the offering. 		        X
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.		                        X
Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:  /s/Sukhjivan Singh			Date:  April 16, 2012
Print Name: Sukhjivan Singh, Compliance


For period ending July 31, 2012
Exhibit 77(Q1)
File number 811-8764

FORM 10f-3FUND: PACE International Fixed Income Equity Investments
Name of Adviser or Sub-Adviser Rogge Global Partners Plc
1.	Issuer: Continental Resources Inc.
2.	Date of Purchase: March 5, 2012
3.      Date offering commenced: March 5, 2012
4.	Underwriters from whom purchased: Bank of America Securities
5.	Affiliated Underwriter managing or participating in
syndicate:  UBS Investment Bank
6.	Aggregate principal amount or number of shares
purchased: 750,000 bonds
7.	Aggregate principal amount or total number of shares of
offering: US$800,000,000
8.	Purchase price (net of fees and expenses):  US$100
9.	Initial public offering price:  US$100
10.	Commission, spread or profit: 0.25%		$1875
11.  Have the following conditions been satisfied?	       YES	NO
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities (as
defined in section 2(a)(16) of the 1940 Act).	                X
b.	The securities were purchased prior to the end of the
first day of which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering was
terminated).	                                                X
c.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering.	        X
d.	The underwriting was a firm commitment underwriting.	X
e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.		X
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.	X
g.	The amount of such securities purchased the Fund and
all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercised investment discretion did not exceed 25%
of the principal amount of the offering. 		        X
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.		                        X
Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:  /s/Sukhjivan Singh			Date:  April 16, 2012
Print Name: Sukhjivan Singh, Compliance


For period ending July 31, 2012
Exhibit 77(Q1)
File number 811-8764

FORM 10f-3FUND: PACE International Fixed Income Equity Investments
Name of Adviser or Sub-Adviser Rogge Global Partners Plc
1.	Issuer: Wells Fargo & Company
2.	Date of Purchase: March 1, 2012
3.      Date offering commenced: March 1, 2012
4.	Underwriters from whom purchased: Wells Fargo Securities Intl
5.	Affiliated Underwriter managing or participating in
syndicate:  UBS Investment Bank
6.	Aggregate principal amount or number of shares
purchased: 1,250,000 bonds
7.	Aggregate principal amount or total number of shares of
offering: US$2,494,550,000
8.	Purchase price (net of fees and expenses):  US$99.782
9.	Initial public offering price:  US$99.782
10.	Commission, spread or profit: 0.25%		$3118
11.  Have the following conditions been satisfied?	      YES	NO
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities (as
defined in section 2(a)(16) of the 1940 Act).	               X
b.	The securities were purchased prior to the end of the
first day of which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering was
terminated).	                                               X
c.	The securities were purchased at a price not more
than the price paid by each other purchaser in the offering.   X
d.	The underwriting was a firm commitment underwriting.   X
e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.	       X
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.    X
g.	The amount of such securities purchased the Fund and
all other accounts over which the Adviser (or Sub-Adviser,
if applicable) exercised investment discretion did not exceed
25% of the principal amount of the offering. 		       X
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.		                       X
Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:  /s/Sukhjivan Singh			Date:  April 16, 2012
Print Name: Sukhjivan Singh, Compliance

For period ending July 31, 2012
Exhibit 77(Q1)
File number 811-8764

FORM 10f-3FUND: PACE Small/Medium Co Growth Equity Investments
Name of Adviser or Sub-Adviser Copper Rock Capital Partners, LLC
1.	Issuer: LinkedIn Corp. A
2.	Date of Purchase: May 18, 2011
3.      Date offering commenced: May 18, 2011
4.	Underwriters from whom purchased: Morgan Stanley & Co.
5.	Affiliated Underwriter managing or participating in
syndicate:  UBS Investment Bank/Allen & Co.
6.	Aggregate principal amount or number of shares
purchased: 458 shares
7.	Aggregate principal amount or total number of shares
of offering: 7,840,000 shares
8.	Purchase price (net of fees and expenses):  $45.000
9.	Initial public offering price:  $45.000
10.	Commission, spread or profit: $3,150
11.  Have the following conditions been satisfied?	     YES      NO
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities (as
defined in section 2(a)(16) of the 1940 Act).	              X
b.	The securities were purchased prior to the end of
the first day of which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering was
terminated).	                                              X
c.	The securities were purchased at a price not more
than the price paid by each other purchaser in the offering.  X
d.	The underwriting was a firm commitment underwriting.  X
e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.	      X
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.   X
g.	The amount of such securities purchased the Fund and
all other accounts over which the Adviser (or Sub-Adviser,
if applicable) exercised investment discretion did not exceed
25% of the principal amount of the offering. 		      X
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.		                      X
Note:  Refer to the Rule 10f-3 Procedures for the
definitions of the capitalized terms above.  In particular,
Affiliated Underwriter is defined as affiliates of the Adviser or
Sub-Adviser participating in a selling syndicate, as applicable.
Approved:  /s/J. Gates			Date:  April 3, 2012
Print Name: J. Gates, COO

For period ending July 31, 2012
Exhibit 77(Q1)
File number 811-8764

FORM 10f-3FUND: PACE Small/Medium Co Growth Equity Investments
Name of Adviser or Sub-Adviser Palisade Capital Management, L.L.C.
1.	Issuer: Vantiv Corp
2.	Date of Purchase: March 22, 2012
3.      Date offering commenced: March 22, 2012
4.	Underwriters from whom purchased:  JP Morgan Securities
5.	Affiliated Underwriter managing or participating in
syndicate:  UBS Investment Bank (3% participant)
6.	Aggregate principal amount or number of shares purchased:
8,540 PACE out of 30,000 shares purchased by Palisade Capital
Management, L.L.C. for its managed account clients.
7.	Aggregate principal amount or total number of shares of
offering: 29,412,000
8.	Purchase price (net of fees and expenses):  $17.00
9.	Initial public offering price:  $17.00
10.	Commission, spread or profit: 0%
$0.56 1/sh Selling concession
11.  Have the following conditions been satisfied?	      YES	NO
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities (as
defined in section 2(a)(16) of the 1940 Act).	               X
b.	The securities were purchased prior to the end of
the first day of which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering was
terminated).	                                               X
c.	The securities were purchased at a price not more
than the price paid by each other purchaser in the offering.   X
d.	The underwriting was a firm commitment underwriting.   X
e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.	       X
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.    X
g.	The amount of such securities purchased the Fund and
all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercised investment discretion did not exceed
25% of the principal amount of the offering. 		       X
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.		                       X
Note:  Refer to the Rule 10f-3 Procedures for the
definitions of the capitalized terms above.  In particular,
Affiliated Underwriter is defined as affiliates of the Adviser or
Sub-Adviser participating in a selling syndicate, as applicable.
Approved:  /s/Judith C. Kelip			Date:  March 28, 2012
Print Name: Judith C. Kelip, VP/Compliance